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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):             February 17, 2004

                            THE MEN'S WEARHOUSE, INC.
               (Exact name of registrant as specified in charter)

          TEXAS                  1-16097                  74-1790172
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer Identification
                                                              No.)

        5803 GLENMONT DRIVE
             HOUSTON, TEXAS                                         77081
(Address of Principal Executive Offices)                          (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 592-7200

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Item 5.  Other Events.

         On February 10, 2004, the Board of Directors of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), approved the Company's 401(k) Savings Plan Trust and the amendment and restatement of the Company's 401(k) Savings Plan (the "Plan and Trust").

         Copies of the Plan and Trust are filed as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         10.1     -   The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended
                      and restated.

         10.2     -   The Men's Wearhouse, Inc. 401(k) Savings Plan Trust.

         99.1     -   Notice to Directors and Executive Officers dated February
                      17, 2004.

Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLANS.

         On February 17 2004, The Men's Wearhouse, Inc. (the "Company") received notice regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on February 17, 2004. A copy of such notice is filed herewith as Exhibit 99.1, and is hereby incorporated by reference herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE MEN'S WEARHOUSE, INC.

Dated: February 17, 2004                /s/ NEILL P. DAVIS
                                    -------------------------------------------
                                                   Neill P. Davis
                                      Executive Vice President, Chief Financial
                                       Officer and Principal Financial Officer

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                                INDEX TO EXHIBITS

Number                                                Exhibit
------                                                -------
 10.1            The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended and restated.

 10.2            The Men's Wearhouse, Inc. 401(k) Savings Plan Trust.

 99.1            Notice to Directors and Executive Officers dated February 17, 2004.